Exhibit 99.1

Investor Meeting

February 29, , 2012

Foote Hydro 1918

Zeeland 2007

Lake Winds 2012

This presentation is made as of the date hereof and contains “forward? looking statements” as defined in Rule 3b? 6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward? looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD? LOOKING STATEMENTS AND

INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10? K for the year ended December 31 and as updated in subsequent 10? Qs. CMS Energy’s and Consumers Energy’s “FORWARD? LOOKING STATEMENTS AND

INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non? GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

Reported earnings could vary because of several factors, such as legacy issues associated with prior asset sales. Because of those uncertainties, the company is not providing reported earnings guidance.

1

Agenda

• Welcome Tom Webb

• CMS Energy Overview John Russell

• Consumers Energy Overview

• Distribution & Customer Operations Dan Malone

• Customer Experience & Operations Patti Poppe

• Electric Generation & Energy Supply Jack Hanson

• Rates & Regulation Ronn Rasmussen

• Financial Overview Tom Webb

• Q&A

2

CMS Energy Overview

John Russell President and CEO

CMS Business Model . . . .

. . . . delivers predictable, affordable, and sustainable results.

4

Breakthrough Accomplishments . . . .

Categories

CMS Strategy

Safety

Excellent Operations Utility Investment Customer Value Fair & Timely Regulation Consistent Financial Performance

. . . . continual focus on operational and financial excellence.

5

Breakthrough Accomplishments

Categories

Safety

Excellent Operations

Utility Investment

Customer Value Fair & Timely Regulation Consistent Financial Performance

Employee Safety

Number of Incidents

70%

558 495

355

258 207 149

2006 2007 2008 2009 2010 2011

6

Breakthrough Accomplishments

Categories

Safety

Excellent Operations

Utility Investment Customer Value Fair & Timely Regulation Consistent Financial Performance

Generation Reliability (EFOR %)

9.0 51%

6.3

5.5 5.5 5.4 4.4

2006 2007 2008 2009 2010 2011

7

Breakthrough Accomplishments

Categories

Safety

Excellent Operations

Utility Investment Customer Value Fair & Timely Regulation Consistent Financial Performance

Distribution Reliability

Customer Outage Minutes

305 281 269 262 222 216 210 210

2006 2007 2008 2009 2010 20112012 Targe

8

Breakthrough Accomplishments

Categories

- Safety
- **Excellent Operations**
- Utility Investment
- Customer Value
- Fair & Timely Regulation
- Consistent Financial Performance

Employee Engagement



U.S. Utility Peer Average
High Performing Companies (HPCs)
Plan to stay
CE = 84%
+19
+8
Proud to work here
CE = 78%
+18
-5
Career goals can be met
CE = 62%
+17
+4
Discretionary effort
CE = 93%
+10
+1
Overall
CE = 79%
+16
+2

9

Breakthrough Accomplishments

Categories

Safety

Excellent Operations

Utility Investment Customer Value Fair & Timely Regulation Consistent Financial Performance

Labor Productivity (Cumulative)

U.S. Nonfarm Business

40% U.S. Manufacturing 35%

28%

14%

13%

9% 5% 2%

2007 2008 2009 2010 2011 2012 Target

External Source: Bureau of Labor Statistics Data (Feb 2012)

Breakthrough Accomplishments . . . .

Categories

Safety

Excellent Operations

Utility Investment

Customer Value Fair & Timely Regulation Consistent Financial Performance

5	Year, $6.6 Billion Plan

Bils Planned Rate Base Growth

$15 14

13 5%-7% 12 11 10 9

8	Reliability/Deliverability Renewables
7	Smart Grid Environmental
6	Maintenance Depreciation
5

2011 2012 2013 2014 2015 2016 Average Base Rate (bils) $10.9 $11.5 $12.3 $13.2 $14.0

. . . . planned investment grows rate base.

Breakthrough Accomplishments . . . .

Categories

Safety

Excellent Operations

Utility Investment

Customer Value

Fair & Timely Regulation Consistent Financial Performance

2012-2016 Estimated

Annual Average Base Rate Increasesa

Inflation <2%

~1%

Electric Gas

a Includes surcharges

. . . . affordable and sustainable rates.

Breakthrough Accomplishments

Categories

Safety

Excellent Operations Utility Investment Customer Value

Fair & Timely Regulation

Consistent Financial Performance

ROE Performance

15 Return on Equity – Ratemaking Return on Equity – Ratemaking Electric Utility (%) Gas Utility (%)

10 Big Rock Plant 10.4

12.8 11.4 11.0 11.0

5	10.3 10.1 9.4 8.8 8.0 8.4 8.2 5.1

0

2006 2007 2008 2009 2010 2011 2006 2007 2008 2009 2010 2011

CE Earned ROE CE Authorized ROE Peer Authorized ROE

Breakthrough Accomplishments . . . .

Categories

Safety

Excellent Operations Customer Value Utility Investment Fair & Timely Regulation

Consistent Financial Performance

EPS Performance

7% $1.45 5%

$1.36

b $1.26 Up $1.21 6.6% $1.08 $0.96 $0.90

$0.84

0.81

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Future

            a Adjusted EPS (non? GAAP) excluding MTM in 2004? 2006 b $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock

. . . . 2011 Adjusted EPS (non-GAAP) up 6.6%, at the top end of our range.

Breakthrough Accomplishments

Categories

Safety

Excellent Operations Customer Value Utility Investment Fair & Timely Regulation

Consistent Financial Performance

Total Shareholder Return Trend

147% CMS

Average Peers S&P 500 Index

71%

55% 48% 39%

24% 22%

2%

-1%

One Year Three Years Five Years

Our Top Priorities . . . .

New Breakthrough goals

Unrelenting customer focus

Strong investor alignment

Supportive regulatory compact

World class risk mitigation

Consistent financial performance

. . . . with predictable, sustainable growth.

Consumers Energy Overview

Consistent financial performance

Fair and timely regulation

Utility Customer Dan Malone investment value

Safe, excellent operations Senior Vice President

Distribution & Customer Operations

Safety, Reliability and Customer Value . . . .

• Safety

– Employee safety

– Public safety

• Productivity

• Reliability

– Gas infrastructure

– Electric infrastructure

– Smart Grid infrastructure

• Customer Value

. . . . 125 years of service.

Productivity . . . .

Cumulative Productivity

60%

49%

50% 43%

6%

40% 22%

30%

21%

20%

21%

10% Year

0% Total

0% Target

2009 2010 2011 2012 Target

Headcount

4,806

4,595

4,532

4,431

2009 2010 2011 2012 Target

. . . . improving operational performance.

Gas Infrastructure . . . .

• Infrastructure—$1.4 billion

– Enhanced 25 year infrastructure replacement program

– Investment $350 million

– Ray Plant

– Compression overhaul

• Pipeline Safety

– 300 of 2,480 miles are high consequence area (HCA)

– HCA assessment 95% complete

– Investment $186.5 million

. . . . gas pipeline safety is a priority.

Electric Infrastructure . . . .

• Investment—$2.4 billion

– Circuits and substations

– Replace poles

– Low voltage substation automation

– ~14,400 Low Voltage Distribution Projects

– ~270 High Voltage Distribution Projects

. . . . reduces outages and maintains safe and excellent service.

System Investment Results . . . .

Peak Load

Previous Record Aug 2006

8883 MW

New Record July 2011

8930 MW

2006 2007 2008 2009 2010 2011

Performance

Time in 70%-90% Load Number of Customers

25% 20

15 10 5 0

2006 2011

30,000 25,000 20,000 15,000 10,000 5,000 0

. . . . minimize risk of failure during peak conditions.

Smart Grid Infrastructure . . . .

Investment—$750 million Deliberate rollout—learning from our peers Cellular technology Customer communications Opt-out program Electric and combination customers only Customer benefit—$40 million NPV

2012 2019 ?

. . . . scalable,calable, flexible, provides value.

Enhance Customer Value . . . .

Continue to improve safety Increase system reliability Electric and Gas infrastructure projects…not enough

J.D. Power Surveys

New Vice President of Customer Experience and Operations

. . . . customer value focused .

Consumers Energy Overview

Patti Poppe Vice President

Customer Experience & Operations

Consistent financial performance

Fair and timely regulation

Utility Customer investment value

Safe, excellent operations

Customer-Centric Organization

Core competency in customer insights “Count on Us” customer experience Employee and customer engagement Commodity to value

So What?

Regulatory and political risk mitigation Operational cost efficiency

Foundation for growth

Customer Insights . . . .

Qualitative and quantitative research studies Organization design Operational response

. . . . mustust become a core competency.

“Count on Us” Customer Experience

Getting it right the first time

Operational improvements for all customer touch points Providing a total experience that makes customers want to choose us

More than 90,000,000 opportunities to serve our customers well.

Customer & Employee Engagement . . . .

• Community engagement

– Charitable giving

– Grassroots effort

– 125 Year celebrations

• Strategic business customer engagement

• Low-income customer experience project

. . . . improves the perception of value.

Commodity to Value . . . .

• Optimization of current value offerings

• Smart Grid for enabled customer value

– Cellular solutions

– Customer engagement

– Creating options

. . . . deliveringelivering sustainable customer value.

Count on Us

Consumers Energy Overview

Jack Hanson Senior Vice President Electric Generation & Energy Supply

Consistent financial performance

Fair and timely regulation

Utility Customer investment value

Safe, excellent operations

Overview

Environmental compliance

Investment

– Environmental

– Renewable

Balanced portfolio

Environmental Compliance Timeline

Cross-State Air Pollution Rule

Clean Water Act 316(b) Michigan Mercury Rule

2012 2013 2014 2015 2016 2017 2018

MATS

Resource Conservation and Recovery Act

$1.5 Billion Environmental Investment . . . .

Expenditures

2012 – 2016 (bils)

Air

• NOx $0.1

• SO2 0.7

• Mercury 0.4 Water 0.1 Solid Waste 0.2

Total $1.5

Clean Air Standards

• Cross-State Air Pollution Rule mandates SO2 and NOx reductions by January 2012 – stayed

– Already achieving compliance

• Mercury and Air Toxics Standard (MATS)

– Largest five coal units planned to be controlled – around 2,000 MW

– Retirement or mothballing of smaller coal plants – 950 MW

. . . . to comply with state and federal laws and regulations.

Clean Air Strategy Spending Plan & Compliance Tie-In

2011 2012 2013 2014 2015 2016 2017

JHC 1

JHC 2

JHC 3

Pulse Jet Fabric Filter

Selective Catalytic Reduction Activated Carbon Injection Spray Dry Absorber Equip. Tie? In

Emission Reductions . . . .

SO2 & NOx (Tons/Yr) 140,000

120,000 100,000 80,000 60,000 40,000 20,000 0

Historic & Projected Coal Fleet Air Emissions

Mercury (Lbs/Yr ) 1,400

1,200 1,000 800 600 400 200 0

1998 2003 2008 2013 2018 SO2 NOx Hg

. . . . plan on track.

Renewable Energy Investment Plans . . . .

Michigan energy law requires:

– 10% renewables by 2015

– Purchase 50% and build 50%

– 20-year levelized surcharge

Renewable energy surcharge reduced by $54 million annually; further reduction expected Plan to invest about $0.5 billion over next five years. $232 million, Lake Winds Energy Park under construction

. . . . at lower customer costs while maintaining investment.

Ludington Upgrade to 2,200 MW . . . .

Increase capacity by 15% Increase efficiency by 5%

Operate for 30 years before next major overhaul $800 million total investment over 10 years

– $200 million upgrade

– $600 million maintenance

Consumers Energy share $400 million

. . . . underway.

Balanced Generation – Capacity Fuel Mix

Present

Renewables 4% Pumped Storage 11%

Coal Oil 35% 8%

Nuclear

Zeeland

9%

(10%)

Gas 33%

2016

Renewables 9%

Coal Pumped Storage 23% 11%

Purchases 12%

Oil Zeeland

(9%) Gas

7% Nuclear

30% 8%

Electric Generation and Energy Supply Priorities

Plan to invest $1.5 billion over next five years to achieve compliance with all environmental standards By 2016, plants are expected to be emitting approximately 90% less:

– Nitrogen Oxides

– Sulfur Dioxide

– Mercury

Achieve 10% renewable standard by 2015 Maintain balanced generation portfolio mix

Consumers Energy Overview

Ronn Rasmussen Vice President Rates & Regulation

Consistent financial performance

Fair and timely regulation

Utility Customer investment value

Safe, excellent operations

Growing Forward

Consistent financial performance

Fair and timely regulation

Utility Customer Customer investment value Value

Safe, excellent operations

Balanced, integrated strategy.

A Look Back

Traditional Regulatory Model

• Cumbersome process

• Historically based

• Lag: File – Order timeline typically 18-24 months

• Rates not cost based

• Unlimited ROA load

Michigan Energy Legislation . . . .

Forward looking Reduced “Lag”

– File and implement

– 12 month “hard stop”

Transition to cost based rates

ROA “Cap”

. . . . enhanced regulatory certainty.

ROE Performance – Ratemaking

Combined ROE

11.1% 10.8%

10.3% 9.9% 9.7% 9.1%

2006 2007 2008 2009 2010 2011

Actual ROE Authorized ROE

Actual ROE vs Authorized

104% 101% 93% 98% 99% 93% 91% 91% 92% 82% 86%

2006 2007 2008 2009 2010 2011

CMS Peers

Peer data NA for 2011

Rate Case Timeline

2008 2009 2010 2011 2012

ELECTRIC Offsets

Filed $214 M Filed $178 M Filed $195 M Renewables $(57) DOE (23) Increase Increase Increase Total $(80)

Self- Final Self- Final implement Self- implement $Order 139 M implement Order $118 M $179 M $150 M $146 M

New Decision

Energy 78% 97%%

Law

GAS Filed Filed Filed $114 M $55 M $49 M

Increase 74% Increase Increase

Self- Order Final Final Self-implement $89 M $66 M $ Order 31 M implement $23 M Decision

2008 2009 2010 2011 2012

Frequent and streamlined rate case strategy continues.

9

Rate Case Summary

Electric ($ mils)

146 139

Sales, 118 O&M

Sales

97%

Investment

70%

Investment

63%

Investment

November 2009 Order

November 2010 Order

December 2011 Self-Implement

Gas ($ mils)

66

Sales, O&M

41%

Investment

31 94%

Investment

95% 23

Investment

May 2010 Order

May 2011 Settlement

March 2012 Planned Self-Implement

Smaller rate requests driven primarily by Capital Investments.

Challenges

• ROA “Cap”

• Michigan economy

• Rate fatigue

Ongoing Regulatory Strategy . . . .

Michigan investment

Base rate increases at or below rate of inflation Rate “offset tactics” Maximize communication and alignment

. . . . balances customer interests and investor certainty.

Strategic Enhancements

Process improvement

– Limiting “issues”

– Focus on important items

Customer Value Initiative

– Performance based rates

Reduce volatility

– Decoupling mechanisms

– Capital Investment tracker

– Expenses (UAs, Storms, Benefits)

Plan execution drives results.

RJR 9

Financial Overview

Tom Webb

Executive Vice President & CFO

Consistent financial performance

Fair and timely regulation

Utility Customer investment value

Safe, excellent operations

Earnings Growth Consistency . . . .

CMS Strategy

Consistent financial performance

Fair and timely regulation

Utility Customer investment value

Safe, excellent operations

EPS Change

120% 100% 80% 60% 40% 20% 0% ? 20% ? 40% ? 60%

? 80%

2003 2004 2005 2006 2007 2008 2009 2010 2011

. . . . iss hard to find.

Consistency . . . .

CMS Strategy

Consistent financial performance

Fair and timely regulation

Utility Customer investment value

Safe, excellent operations

EPS Change

120%

100%

CMS

80% 60% 40% 20% 0% ? 20% ? 40% ? 60%

? 80%

2003 2004 2005 2006 2007 2008 2009 2010 2011

. . . . is partart of our strategy.

Established Tough Goals . . . .

CMS Strategy

Consistent financial performance

Fair and timely regulation

Utility Customer investment value

Safe, excellent operations

Adjusted EPSa

$1.36 8%

$1.26

$1.21

b 6%

$1.08

$0.96

$0.90

$0.84

$0.81

            a Adjusted EPS (non? GAAP) excluding MTM in 2004? 2006 b $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock

. . . . andnd delivered.

CMS Is In Its Tenth Year . . . .

CMS Strategy

Consistent financial performance

Fair and timely regulation

Utility Customer investment value

Safe, excellent operations

Adjusted EPSa $1.55

$1.52 7% 5%

$1.36 $1.45

$1.26

$1.21

b

$1.08

$0.96

$0.90

$0.81 $0.84

            a Adjusted EPS (non? GAAP) excluding MTM in 2004? 2006 b $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock

. . . . off consistent growth.

Dividend . .. . .

CMS Strategy

Consistent financial performance

Fair and timely regulation

Utility Customer investment value

Safe, excellent operations

14% 96¢

27% 84¢

66¢ 32% 50¢ 39% 80% 36¢

20¢

0

2006 2007 2008 2009 2010 2011 2012

Payout 0% 25% 30% 40% 49% 58% 62%

. . . . hasas been restored to a strong payout.

Total Shareowner Return . . . .

CMS Strategy

Consistent financial performance

Fair and timely regulation

Utility Customer investment value

Safe, excellent operations

Total Shareowner Return

S&P 500 Index 201% Philadelphia Utility Index CMS

147%

111%

55% 48% 37% 33% 19%

-1%

Three Years Five Years Eight Years

. . . . hasas been industry leading.

The CMS Business Model . . . .

RESULTS –Consistent Financial Performance

Investment

Risk Mitigation

Self-Imposed Limits

Enablers

. . . . continuesontinues.

SELF-IMPOSED LIMIT – Capital Investment . . . .

2012 – 2016 Plan $6.6 Billion

Unrestrained

$10 Billion

$6.6 Billion

Pipe replacements Pole replacements New gas generation Faster smart grid

$10 Billion

Customer rates <2%

>4%

. . . . holdsolds down customer base rate increases.

SELF-IMPOSED LIMIT – Capital Investment . . . .

2012 – 2016 Plan $6.6 Billion

Unrestrained

$10 Billion

Renewables Distribution $0.5 $1.7 Reliability $1.2

Smart Grid $0.3

Generation Environmental $0.5 Other $1.5 $0.6

Pipes & Poles

Smart Grid

Generation

Customer rates <2%

>4%

. . . . mixix may change.

Capital Investment . . . .

Amount (bils) $ 2.5

2.0 1.5 1.0 0.5 0.0

Gross Operating Cash Flow a $2.1 Capital Investment

$1.6 $1.7 $1.5 $1.4 $1.3 $1.2 $1.0 $0.9 $0.8 $0.8

2004-2008 Average 2009 2010 2011 2012 2016

a Non? GAAP

. . . . drives EPS and operating cash flow growth.

ENABLER – O&M Cost Control . . . .

? 1% ? 4%

Average Customer Rates 2002-2006 2007-2011 2012 2012-2016 Electric Base a 1% 3% 1%31% 3 Fuel & Purchased Power 2 4 2 3 Gas Base a 2% 2% 2%32% 3 _Commodity             14 (4) (5) (3)

a Includes surcharges

. . . . holds down rates and facilitates better system reliability.

ENABLER – O&M Cost Control . . . .

7.5%

3.3%

? 1% ? 4%

Average Customer Rates 2002-2006 2007-2011 2012 2012-2016 Electric Base a 1% 3% 1% 1% Fuel & Purchased Power 2 4 2 3 Gas Base a 2% 2% 2% 2% _Commodity             14 (4) (5) (3)

a Includes surcharges

. . . . holds down rates and facilitates better system reliability.

ENABLER – Sales Recovery . . . .

Electric Salesa

GWh

Up 5% 40,000 2010 to 2012

6% decline

35,000

2007 to 2009

30,000

25,000 Up 9% 1983 &1984

7% decline 20,000 1979 to 1982

15,000 0

1975 1979 1983 1987 1991 1995 1999 2003 2007 2012 2011

Electric Salesa vs Prior Years

+2.1% +2.2%

+1.7%

+1.3%

? 0.7%

+5% ? 2.0% ? 3.0%

? 6%

2006 2007 2008 2009 2010 2011 2012

a Weather adjusted

. . . . adds rate “headroom”.

ENABLER – Enterprises & EnerBank . . . .

Summary Enterprises and EnerBank

2012 Operating EPS a Cash Flowa (mils) Utility Electric $1.34 Gas 0.52 Total Utility $1.86 $1,329

vs 2011 +6%

Enterprises .04 18

vs 2011 +100%

EnerBank .04 +33%15

vs 2011 +19%

Interest and other (0.39) (112)

vs 2011 -5%

Total Company $1.52-$1.55?$1,250?

_ Better             vs 2011 +7% a Non? GAAP; segments’ EPS at higher end of guidance

Michigan Power

(Livingston)

Grayling

Filer City

Genesee

EnerBank HQ

Michigan Power DIG (Kalamazoo River) Renewables Craven Other

Ownership Gross Plant Fuel Interest Capacity (MW) Craven Wood 50% 50 DIG/MI Power Natural gas 100 934 Filer City Coal 50 73 Genesee Wood 50 40 Grayling Wood 50 38

. . . . provide growth without capital.

RISK MITIGATION . . . .

Risk Mitigation Economy Sluggish recovery or •• Customer focus downturn •• Back -up -up liquidity Capital Investments Regulatory recovery •Priority projects •Regulatory alignment Regulatory / Political ROA and customer •ROA “cap” rate pressure •Base rate increases < “inflation” Commodities (prices) Regulatory •Follow MPSC-approved plan alignment to ensure recovery Capital Structure Interest rates •Maintain flexibility •Thick liquidity •Prefund obligations Shareowner Return Sustainable returns; •Risk management interest rates •Consistent EPS performance •Attractive dividend policy

. . . customerustomer focus key.

RISK MITIGATION . . . .

Risk Mitigation

Economy Sluggish recovery or •Customer focus downturn •Back-up liquidity Capital Investments Regulatory recovery ••Priority Priorityprojects projects ••Re Regulatory gulatory ali alignment gnment Regulatory / Political ROA and customer •ROA “cap” rate pressure •Base rate increases < “inflation” Commodities (prices) Regulatory •Follow MPSC-approved plan alignment to ensure recovery Capital Structure Interest rates •Maintain flexibility •Thick liquidity •Prefund obligations Shareowner Return Sustainable returns; •Risk management interest rates •Consistent EPS performance •Attractive dividend policy

. . . . alignmentlignment with regulators essential.

RISK MITIGATION . . . .

Risk Mitigation

Economy Sluggish recovery or •Customer focus downturn •Back-up liquidity Capital Investments Regulatory recovery •Priority projects •Regulatory alignment Regulatory / Political ROA and customer •ROA “cap” rate pressure •Base rate increases < “inflation” Commodities (prices) Regulatory •Follow MPSC-approved plan alignment to ensure recovery Capital Structure Interest rates •Maintain flexibility •• Thick liquidity •Thick liquidity Prefund obligations •Prefund obligations Shareowner Return Sustainable returns; •Risk management interest rates •Consistent EPS performance •Attractive dividend policy

. . . . conservativeonservative planning enhances success.

Liquidity (as of 12/30/11) .

Availability

$1.6 Billion

CMS Energy

5? year revolver 2016 ? $547 mils

29% Market Cap

Consumers Energy

5? year revolver 2016 ? 499

3? year revolver 2013 ? 150

A/R Facility 2012 ? 250

Cash 161

Parent Debt Strategy

Thick liquidity – 2x peers Pre? funding Robust backup plan

. . . . strongtrong and conservative.

RESULTS – Operating Cash Flow Growth . . . .

Amount (bils) $2.5

Gross operating cash flowa up $0.1 billion per year

$2.1

$2.0

2.0 $1.9

$1.8

$1.7

$1.6

1.5 $1.5

Interest

Working capital and taxes

1.0

Base Investment

0.5

Investment choices

0.0

Cash flow before dividend

(0.5)

2010 2011 2012 2013 2014 2015 2016

NOLs & Credits $0.8 $0.8 $0.7 $0.5 $0.3 $0.2 $0.1

            a Non? GAAP

RESULTS– EPS a and Dividend Growth . . . .

EPS

$1.55

$1.52 7% 5%

$1.45

$1.36

$1.26

$1.21

b

$1.08

$0.96

$0.90

$0.84

$0.81

            a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006 b $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock

Dividend

96¢ 14%

84¢ 27%

32% 66¢

50¢ 39%

36¢ 80%

20¢

0

2006 2007 2008 2009 2010 2011 2012

Payout 0% 25% 30% 40% 49% 58% 62%

. . . . providerovide strong TSR.

Total Shareowner Return . . . .

Investment Considerations

Predictable and visible earnings growth Affordable, sustainable rates

– Customer focus

– Needed investment

– Regulatory support Strong risk mitigation

TSR up 9% to 11%

Dividend Yield

EPS Growth

. . . . upp 9% to 11%.

APPENDIX

2012 Adjusted EPS (non-GAAP) Guidance . . . .

Utility Enterprises and Parent

13¢

18¢

2¢	New Rates 14¢

$1.45

Old Rates 4¢

Sales 8¢ (7)¢ Weather (6)

Total 2¢ O&M 9¢ Investment (13) Taxes & other (3) Total (7)¢

2011 Sales Investment & Other Rate Relief

(3)¢
2¢

$1.55 + 5%? 7% (5)¢ to

$1.52

Enterprises Dilution & Other 2012 Guidance

. . . . reflects EPS growth at 5% to 7%.

2011 Adjusted EPS (non-GAAP) Results . . . .

Utility +10¢

8¢	29¢

$1.36

Weather = 2¢

21¢

Storms

(27)¢

2010 Sales & Cost & Other Rate Relief Decoupling

Enterprises and Parent (1)¢

$1.45

9¢ +6.6%

(7)¢	(3)¢ 15¢

Enterprises Parent Financing Dilution & 2011 Projects Other

2012 Sensitivities . . . .

Annual Impact Sensitivity EPS OCF

(mils)

Sales (weather adjusted) a

• Electric (37,395 Gwh) + 1% $0.05 + $20

• Gas (287 Bcf) + 1 + 0.01 + 5 Gas prices (NYMEX) + 1.00 –+ 0.01 –+ 60 Uncollectible accounts (mils) + 5 –+ 0.01 * ROE (authorized)

• Electric (10.7%) + 20 bps + 0.02 + 10

• Gas (10.5%) + 20 + 0.01 + 4 Stock price (dilution) $1 share + 0.01 0

*	Less than 0.5¢ or $500,000 a Reflect 2011 sales forecast

. . . . partly mitigated.

2012 CMS Cash Energy Flow Parent Forecast

Consumers Energy

Amount (mils) Cash at year end 2011 $ 56 Sources Consumers Energy dividend and tax sharing $ 500 Enterprises 25 Sources $ 525 Uses Interest and preferred dividend $ (130) Overhead and Federal tax payments (15) Equity infusion (150) Pension contribution -Uses a $ (355) Cash flow $ 170 Financing and Dividend New issues $ 480 Retirements (405) Equity programs (DRP, continuous equity) 30 Net short-term financing & other (1) Common dividend (250) Financing $ (146) Cash at year end 2012 $ 80

Bank Facility ($550) available $ 547

            a Includes other

Amount (mils) Cash at year end 2011 $ 85 Sources Operating (depreciation & amortization $545) $ 1,645 Other working capital (50) Sources $ 1,595 Uses Interest and preferred dividend $ (235) Capital expenditures b (1,400) Dividend and tax sharing $(105) from CMS (500) Pension contribution -Uses $ (2,135) Cash flow $ (540) Financing Equity $ 150 New issues 350 Retirements (300) Net short-term financing & other 280 Financing $ 480 Cash at year end 2012 $ 25

Bank Facility ($650) available $ 619 AR Facility ($250) available $ -

            b Includes cost of removal and capital leases

Capital Expenditures

Plan 2012-2016 2012 2013 2014 2015 2016 Total (mils) (mils) (mils) (mils) (mils) (mils) Electric Distribution $ 198 $ 188 $ 196 $ 191 $ 193 $ 966 Generation 101 79 136 78 130 524 New customers 31 31 35 40 39 176 Other 93 84 70 73 75 $ 395 Base capital $ 423 $ 382 $ 437 $ 382 $ 437 $ 2,061 Gas Distribution $ 130 $ 144 $ 145 $ 145 $ 145 $ 709 New customers $ 29 $ 18 $ 20 $ 21 $ 22 $ 110 Other 56 52 47 39 40 234 Base capital $ 215 $ 214 $ 212 $ 205 $ 207 $ 1,053 Total base capital $ 638 $ 596 $ 649 $ 587 $ 644 $ 3,114 Investment choices: Environmental $ 268 $ 349 $ 320 $ 356 $ 260 $ 1,553 Reliability 250 236 249 209 212 1,156 Renewables 186 24 112 228 8 558 Smart Grid 61 51 53 54 47 266

Total choices $ 765 $ 660 $ 734 $ 847 $ 527 $ 3,533

Total Utility $ 1,403 $ 1,256 $ 1,383 $ 1,434 $ 1,171 $ 6,647

Credit Ratings

CMS Energy Consumers Energy (Senior Unsecured) (Senior Secured)

Moody’s Ba1/Stable A3/Stable S&P BB+/Stable BBB+/Stable Fitch BB+/Stable BBB+/Stable

Revolving Credit Lenders & Commitments

CMS Energy Consumers Energy Consumers Energy

Lender $550MM Revolver $500MM Revolver $150MM Revolver Total (mils) (mils) (mils) (mils)

UNION BANK $34 $31 $12 $77 BARCLAYS 34 31 12 77 CITIBANK 34 31 12 77 JP MORGAN 34 31 12 77 ROYAL BANK OF SCOTLAND 34 31 12 77 BANK OF AMERICA/MERRILL LYNCH 27 25 12 64 BANK OF NOVA SCOTIA 27 25 12 64 BNP PARIBAS 27 25 12 64 DEUTSCHE 27 25 12 64 UBS 27 25 12 64

GOLDMAN SACHS 27 25 52 SUNTRUST 27 25 52 WELLS FARGO 27 25 52 COMERICA 20 18 12 50 PNC BANK 20 18 12 50 U.S. BANK 20 18 12 50 FIFTH THIRD 20 18 0 39 HUNTINGTON 20 18 0 39 KEYBANK 20 18 0 39 ROYAL BANK OF CANADA 20 18 0 39 SUMITOMO MITSUI 20 18 0 39

Totals $550 $500 $150 $1,200

GAAP RECONCILIATION

CMS Energy

Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

	2009	2010	2011	2012	2013	2014	2015	2016
Consumers Operating Income + Depreciation & Amortization	$1,248	$1,498	$1,527	$1,645	$1,735	$1,860	$1,976	$2,051
Enterprises Project Cash Flows	16	39	24	25	27	33	35	35

Gross Operating Cash Flow	$1,264	$1,537	$1,551	$1,670	$1,762	$1,893	$2,011	$2,086
Other operating activities including taxes, interest payments and working capital	(416)	(578)	(382)	(420)	(412)	(443)	(756)	(776)

Net cash provided by operating activities	$848	$959	$1,169	$1,250	$1,350	$1,450	$1,255	$1,310

2009-16 OCF

CMS ENERGY CORPORATION

Earnings Per Share By Year GAAP Reconciliation

(Unaudited)

	2003	2004	2005	2006	2007	2008		2009	2010	2011
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20		$0.91	$1.28	$1.58

After-tax items:
Electric and gas utility	0.21	(0.39)	—	—	(0.07)	0.05		0.33	0.03	0.00
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)		0.09	(0.03)	(0.11)
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)		0.01	*	(0.01)
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(*	)	(0.08)	0.08	(0.01)
Asset impairment charges, net	—	—	1.82	0.76	0.60	—		—	—	—
Cumulative accounting changes	0.16	0.01	—	—	—	—		—	—	—

Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21	(a)	$1.26	$1.36	$1.45
Mark-to-market impacts		0.03	(0.43)	0.51

Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA		NA	NA	NA

*	Less than $500 thousand or $0.01 per share.
(a)	$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

2003-11 EPS

CMS ENERGY CORPORATION

Earnings By Quarter and Year GAAP Reconciliation

(Unaudited)

(In millions, except per share amounts)	2010
	1Q	2Q	3Q	4Q	YTD Dec
Reported net income - GAAP	$85	$80	$134	$25	$324

After-tax items:
Electric and gas utility	6	*	—	—	6
Enterprises	1	(31)	(2)	24	(8)
Corporate interest and other	*	*	—	*	*
Discontinued operations loss	1	16	*	6	23

Adjusted income - non-GAAP	$93	$65	$132	$55	$345

Average shares outstanding, basic	228.0	228.2	229.0	240.7	231.5
Average shares outstanding, diluted	246.5	247.6	254.7	258.4	252.9

Reported earnings per share - GAAP	$0.34	$0.32	$0.53	$0.09	$1.28

After-tax items:
Electric and gas utility	0.03	*	—	—	0.03
Enterprises	*	(0.13)	(0.01)	0.10	(0.03)
Corporate interest and other	*	*	—	*	*
Discontinued operations loss	0.01	0.07	*	0.02	0.08

Adjusted earnings per share - non-GAAP	$0.38	$0.26	$0.52	$0.21	$1.36

(In millions, except per share amounts)	2011
	1Q	2Q	3Q	4Q	YTD Dec
Reported net income - GAAP	$135	$100	$139	$41	$415

After-tax items:
Electric and gas utility	—	—	—	—	—
Enterprises	*	(28)	*	1	(27)
Corporate interest and other	—	(4)	—	*	(4)
Discontinued operations income	(2)	*	*	*	(2)

Adjusted income - non-GAAP	$133	$68	$139	$42	$382

Average shares outstanding, basic	250.0	250.3	251.3	251.7	250.8
Average shares outstanding, diluted	261.7	261.9	263.9	265.5	263.4

Reported earnings per share - GAAP	$0.52	$0.38	$0.53	$0.15	$1.58

After-tax items:
Electric and gas utility	—	—	—	—	—
Enterprises	*	(0.11)	*	*	(0.11)
Corporate interest and other	—	(0.01)	—	*	(0.01)
Discontinued operations income	(0.01)	*	*	*	(0.01)

Adjusted earnings per share - non-GAAP	$0.51	$0.26	$0.53	$0.15	$1.45

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

*	Less than $500 thousand or $0.01 per share.

2011 A-1

CMS Energy Corporation

Earnings Segment Results GAAP Reconciliation

(Unaudited)

	Three Months Ended			Twelve Months Ended
December 31	2011		2010	2011	2010
Electric Utility
Reported		$0.09	$0.08	$1.27	$1.20
Downsizing Program		—	—	—	0.02

Adjusted		$0.09	$0.08	$1.27	$1.22

Gas Utility
Reported		$0.16	$0.22	$0.49	$0.50
Downsizing Program		—	—	—	0.01

Adjusted		$0.16	$0.22	$0.49	$0.51

Enterprises
Reported		$(0.01)	$(0.07)	$0.13	$0.14
Tax Changes		—	—	(0.11)	—
Asset Sales (Gains) Losses and Other		*	0.10	*	(0.03)

Adjusted		$(0.01)	$0.03	$0.02	$0.11

Corporate Interest and Other
Reported		$(0.09)	$(0.12)	$(0.32)	$(0.48)
Tax Changes		—	—	(0.01)	—
Asset Sales Gains and Other		*	*	*	*

Adjusted		$(0.09)	$(0.12)	$(0.33)	$(0.48)

Discontinued Operations
Reported	$	*	$(0.02)	$0.01	$(0.08)
Discontinued Operations (Income) Loss		( *)	0.02	(0.01)	0.08

Adjusted		$—	$—	$—	$—

Totals
Reported		$0.15	$0.09	$1.58	$1.28
Discontinued Operations (Income) Loss		( *)	0.02	(0.01)	0.08
Downsizing Program		—	—	—	0.03
Tax Changes		—	—	(0.12)	—
Asset Sales (Gains) Losses and Other		*	0.10	*	(0.03)

Adjusted		$0.15	$0.21	$1.45	$1.36

Average Common Shares Outstanding - Diluted (in millions)		265.5	258.4	263.4	252.9

*	Less than $0.01 per share.

2011 A-2

Consumers Energy

2011 Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows							Consolidated Statements of Cash Flows
Presentation Sources and Uses		Tax Sharing Operating	Interest Payments as Operating	Other Working Capital as Investing	Capital Lease Pymts as Financing	Securitization Debt Pymts as Financing	Preferred Dividends as Financing	Common Dividends as Financing
Description	non-GAAP Amount								GAAP Amount	Description
Cash at year end 2010	$71	$—	$—	$—	$—	$—	$—	$—	$71	Cash at year end 2010
Sources
Operating	$1,527
Other working capital	219									Net cash provided by operating activities

Sources	$1,746	$23	$(231)	$(276)	$24	$37	$—	$—	$1,323
Uses
Interest and preferred dividends	$(233)
Pension Contribution	(242)			—
Capital expenditures	(985)			—
Dividends/tax sharing to CMS	(351)									Net cash provided by investing activities

Uses	$(1,811)	$(23)	$231	$276	$—	$—	$2	$374	$(951)

Cash flow	$(65)	$—	$—	$—	$24	$37	$2	$374	$372	Cash flow from operating and investing activities

Financing
Equity	$125
New Issues	—
Retirements	—
Net short-term financing & other	(46)									Net cash provided by financing activities

Financing	$79	$—	$—	$—	$(24)	$(37)	$(2)	$(374)	$(358)

Net change in cash	$14	$—	$—	$—	$—	$—	$—	$—	$14	Net change in cash

Cash at year end 2011	$85	$—	$—	$—	$—	$—	$—	$—	$85	Cash at year end 2011

2011 A-3

CMS Energy Parent

2011 Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Interest Payments as Operating	Overheads & Tax Payments as Operating	Other Uses (a) as Operating	Financing as Operating and Investing	Other and Rounding	Cash From Consolidated Companies	Consolidated Statements of Cash Flows
Description	non-GAAP Amount							GAAP Amount	Description
Cash at year end 2010	$163	$—	$—	$—	$—	$—	$13	$176	Cash at year end 2010
Sources
Consumers Energy dividends/tax sharing	$351
Enterprises	24				—	—			Net cash provided by operating activities

Sources	$375	$(127)	$(23)	$(7)	$(9)	$—	$11	$220
Uses
Interest and preferred dividends	$(127)
Overhead and Federal tax payments	(23)
Equity infusions	(125)
Pension contribution	(8)								Net cash provided by investing activities

Uses (a)	$(283)	$127	$23	$7	$(4)	$—	$(102)	$(232)

Cash flow	$92	$—	$—	$—	$(13)	$—	$(91)	$(12)	Cash flow from operating and investing activities

Financing and dividends
New Issues	$250
Retirements	(262)
Equity programs (DRP, continuous equity)	29
Net short-term financing & other	(5)
Common dividend	(211)								Net cash provided by financing activities

Financing	$(199)	$—	$—	$—	$13	$(2)	$98	$(90)

Net change in cash	$(107)	$—	$—	$—	$—	$(2)	$7	$(102)	Net change in cash
Change in Cash and Cash Equivalents	—	—	—	—	—	2	—	2	Change in Cash and Cash Equivalents

Cash at year end 2011	$56	$—	$—	$—	$—	$—	$20	$76	Cash at year end 2011

(a)	Includes other and roundings

2011 A-4

Consolidated CMS Energy

2011 Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

			Eliminations/Reclassifications to Arrive at the Consolidated Statement of Cash Flows
Statements of Cash Flows			Consumers Common Dividend as Financing	Equity Infusions to Consumers
	Consumers Amount	CMS Parent Amount			Consolidated Statements of Cash Flows
Description					Amount	Description
Cash at year end 2010	$71	$176	$—	$—	$247	Cash at year end 2010
Net cash provided by operating activities	$1,323	$220	$(374)	$—	$1,169	Net cash provided by operating activities
Net cash provided by investing activities	(951)	(232)	—	125	(1,058)	Net cash provided by investing activities

Cash flow from operating and investing activities	$372	$(12)	$(374)	$125	$111	Cash flow from operating and investing activities
Net cash provided by financing activities	$(358)	$(90)	$374	$(125)	$(199)	Net cash provided by financing activities

Net change in cash	$14	$(102)	$—	$—	$(88)	Net change in cash
Change in Cash and Cash Equivalents	—	2	—	—	2	Decrease (Increase) in Cash and Cash Equivalents

Cash at year end 2011	$85	$76	$—	$—	$161	Cash at year end 2011

2011 A-5

CMS Energy

Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

	2004	2005	2006	2007	2008	Five Year Average
Utility Operating Income + Depreciation & Amortization	$1,022	$899	$1,021	$1,085	$1,317	$1,069
Enterprises Project Cash Flows	131	294	154	(30)	28	115

Gross Operating Cash Flow	$1,153	$1,193	$1,175	$1,055	$1,345	$1,184
Other operating activies including taxes, interest payments and working capital	(800)	(595)	(487)	(1,032)	(788)	(740)

Net cash provided by operating activites	$353	$598	$688	$23	$557	$444

2004-2008 OCF

Consumers Energy

2012 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Tax Sharing Operating	Interest Payments as Operating	Other Working Capital as Investing	Capital Lease Pymts as Financing	Securitization Debt Pymts as Financing	Preferred Dividends as Financing	Common Dividends as Financing	Consolidated Statements of Cash Flows
	non-GAAP								GAAP
Description	Amount								Amount	Description
Cash at year end 2011	$85	$—	$—	$—	$—	$—	$—	$—	$85	Cash at year end 2011
Sources
Operating	$1,645
Other working capital	(50)									Net cash provided by operating activities

Sources	$1,595	$(105)	$(233)	$9	$30	$39	$—	$—	$1,335
Uses
Interest and preferred dividends	$(235)
Capital expenditures	(1,400)
Dividends/tax sharing to CMS	(500)									Net cash provided by investing activities

Uses	$(2,135)	$105	$233	$(9)	$—	$—	$2	$395	$(1,409)

Cash flow	$(540)	$—	$—	$—	$30	$39	$2	$395	$(74)	Cash flow from operating andinvesting activities

Financing
Equity	$150
New Issues	350
Retirements	(300)
Net short-term financing & other	280									Net cash provided by financing activities

Financing	$480	$—	$—	$—	$(30)	$(39)	$(2)	$(395)	$14

Net change in cash	$(60)	$—	$—	$—	$—	$—	$—	$—	$(60)	Net change in cash

Cash at year end 2012	$25	$—	$—	$—	$—	$—	$—	$—	$25	Cash at year end 2012

2012 B-1

CMS Energy Parent

2012 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Interest Payments as Operating	Overheads & Tax Payments as Operating	Other Uses (a) as Operating	Financing as Operating	Cash From Consolidated Companies	Consolidated Statements of Cash Flows
Description	non-GAAP Amount						GAAP Amount	Description
Cash at year end 2011	$56	$—	$—	$—	$—	$20	$76	Cash at year end 2011
Sources
Consumers Energy dividends/tax sharing	$500
Enterprises	25							Net cash provided byoperating activities

Sources	$525	$(130)	$(15)	$(48)	$(35)	$15	$312
Uses
Interest and preferred dividends	$(130)
Overhead and Federal tax payments	(15)
Equity infusions	(150)							Net cash provided by investing activities

Uses (a)	$(355)	$130	$15	$48	$—	$(141)	$(303)

Cash flow	$170	$—	$—	$—	$(35)	$(126)	$9	Cash flow from operating and investing activities

Financing and dividends
New Issues	$480
Retirements	(405)
Equity programs (DRP, continuous equity)	30
Net short-term financing & other	(1)
Common dividend	(250)							Net cash provided by financing activities

Financing	$(146)	$—	$—	$—	$35	$155	$44

Net change in cash	$24	$—	$—	$—	$—	$29	$53	Net change in cash

Cash at year end 2012	$80	$—	$—	$—	$—	$49	$129	Cash at year end 2012

(a)	Includes other and roundings

2012 B-2

Consolidated CMS Energy

2012 Forecasted Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

			Eliminations/Reclassifications to Arrive at the Consolidated Statement of Cash Flows
Statements of Cash Flows			Consumers Common Dividend as Financing	Consumers Preferred Dividend as Operating	Equity Infusions to Consumers
	Consumers Amount	CMS Parent Amount				Consolidated Statements of Cash Flows
Description						Amount	Description
Cash at year end 2011	$85	$76	$—	$—	$—	$161	Cash at year end 2011
Net cash provided by operating activities	$1,335	$312	$(395)	$(2)	$—	$1,250	Net cash provided by operating activities
Net cash provided by investing activities	(1,409)	(303)	—	—	150	(1,562)	Net cash provided by investing activities

Cash flow from	$(74)	$9	$(395)	$(2)	$150	$(312)	Cash flow from
operating and							operating and
investing activities							investing activities
Net cash provided by financing activities	$14	$44	$395	$2	$(150)	$305	Net cash provided by financing activities

Net change in cash	$(60)	$53	$—	$—	$—	$(7)	Net change in cash

Cash at year end 2012	$25	$129	$—	$—	$—	$154	Cash at year end 2012

2012 B-3

BIOGRAPHIES

Consumers Energy

One Energy Plaza

Jackson, MI 49201

Jackson L. Hanson (Jack) is senior vice president of electric generation and energy supply for Consumers Energy, the principal subsidiary of CMS Energy.

He was elected to this position in 2011.

Hanson has overall responsibility for the utility’s generating units, major projects and construction, and environmental programs and compliance.

He also ensures energy supply resources are available and used economically to serve Consumers Energy’s electric and natural gas resources.

Prior to his current role, Hanson was senior vice president of electric generation from 2010 to 2011. He also served as vice president of generation engineering and services and worked as the plant business manager for

Consumers Energy’s J.H. Campbell and J.R. Whiting Generating Complexes.

Before overseeing two of the company’s fossil-fuel generating facilities,

Hanson served as chief of staff for the generation organization and held several leadership positions at the Palisades nuclear plant.

During a break in service from 2000 to 2003, Hanson served in various senior management roles at the Rocky Flats Environmental Technology Site.

Hanson has a master’s degree in business administration from the University of

Notre Dame and a bachelor’s degree in mechanical engineering from the U.S.

Naval Academy.

Hanson left the U.S. Navy as a lieutenant after serving for five years prior to joining Consumers Energy in 1983.

Jackson L. Hanson

Senior Vice President of

Generation and Energy Supply

Jackson L. Hanson

4/25/11

Consumers Energy

One Energy Plaza

Jackson, MI 49201

Daniel J. Malone

Senior Vice President of

Distribution and Customer

Operations

Daniel J. Malone is senior vice president of distribution and customer operations for Consumers Energy, the principal subsidiary of CMS Energy. He was elected to the position in May 2010.

Malone has overall responsibility for the company’s electric and gas distribution systems, energy operations, customer operations, gas transmission and storage,

employee development and skilling, Smart Grid program implementation and industrial safety. Energy operations is responsible for operating and maintaining the electric and natural gas delivery systems that serve the utility’s customers.

Customer operations is responsible for the company’s revenue recovery,

customer services and energy optimization programs.

Malone joined Consumers Energy in 1984 as a graduate health physicist in the radiological services department and has spent the majority of his career with the company. From 2001 to 2006, he held leadership positions with Nuclear

Management Co., which operated Consumers Energy’s Palisades nuclear plant in Covert, Mich.

In 2006, Malone rejoined Consumers Energy as manager of the equipment services department. Later the same year, he was named site business manager for the utility’s J.H. Campbell Generating Complex in Port Sheldon Township,

west of Grand Rapids, Mich.

Malone earned a bachelor’s degree in environmental science from Purdue

University and holds a nuclear senior reactor operator certification. In 2008, he completed the Advanced Management Program at the Harvard Business School.

Daniel J. Malone

4/25/11

Consumers Energy

One Energy Plaza

Jackson, MI 49201

Patricia K. Poppe

Vice president of Customer

Experience and Operations

Patricia K. Poppe is vice president of customer experience and operations for

Consumers Energy, the principal subsidiary of CMS Energy. She was elected to this position in January 2011.

Poppe leads Consumers Energy’s customer experience and operations department,

which includes customer call centers, billing and revenue recovery, energy efficiency, the Smart Grid program, customer insights and quality, and customer experience design and marketing.

Before joining Consumers Energy, Poppe served as director of regulated marketing for energy optimization at DTE Energy. She also worked as director of DTE Energy’s North Region Power Plants, overseeing five generating facilities, and led a transformative effort and sustainable process improvement program as director of enterprise performance excellence.

Prior to working for DTE Energy, Poppe held a variety of plant management positions during her 15-year career at General Motors Co., including serving as assistant plant manager of the Lansing Grand River assembly plant.

Poppe earned a master’s degree in management from the Stanford University

Graduate School of Business and received a bachelor’s degree and master’s degree in industrial engineering from Purdue University.

Patricia K. Poppe

10/10/11

Consumers Energy

One Energy Plaza

Jackson, MI 49201

Ronn J. Rasmussen is vice president of rates and regulation for Consumers Energy, the principal subsidiary of CMS Energy. He was named to the position in 2006.

He previously was executive director of rates and business support for Consumers Energy’s gas and electric business units. He was responsible for managing the company’s regulatory strategy and rate case preparation and proceedings. In addition, he oversaw the company’s planning and budgeting process. Rasmussen also has held leadership positions in accounting, gas supply and rates.

Rasmussen graduated with a bachelor’s degree in accounting from Ferris State University. He joined Consumers Energy in 1978.

RONN J. RASMUSSEN

VICE PRESIDENT, RATES AND REGULATION

Ronn J. Rasmussen

12/15/09

CMS Energy

One Energy Plaza

Jackson, MI 49201

John G. Russell is president and chief executive officer of CMS Energy and its principal subsidiary, Consumers Energy, which serves 1.8 million electric customers and 1.7 million natural gas customers. The company has annual revenues of $6 billion, assets totaling $15.3 billion and 7,700 employees.

Prior to his current position, Russell was president and chief operating officer of Consumers Energy from 2004 to 2010. He also served as president of the electric utility until 2004. Previously, Russell was senior vice president of electric transmission and distribution and held several leadership positions in customer operations, electric restructuring and logistics management. During a break in service from 1985 to 1987, Russell managed the shipping operations for Meijer Inc.

Russell graduated from Michigan State University with a bachelor’s degree in business administration in 1980. In 1994, he completed the Program for Management Development at the Harvard Business School.

He is a member of the board of directors for CMS Energy and Consumers Energy, and Hubbell Incorporated.

He also serves on the boards of the Edison Electric Institute (EEI), the American Gas Association (AGA), the Business Leaders for Michigan, Grand Rapids-based The Right Place Inc., and the Michigan Chamber of Commerce.

John G. Russell

President and Chief exeCutive OffiCer — CMs energy and COnsuMers energy

John G. Russell

9/1/11

CMS Energy

One Energy Plaza

Jackson, MI 49201

Thomas J. Webb is executive vice president and chief financial officer of CMS Energy and its principal subsidiary, Consumers Energy. He was named to this position in 2002.

Webb also serves as chairman of the board of EnerBank USA, a nationwide provider of consumer loans.

Before joining CMS Energy, Webb had been executive vice president and chief financial officer for Kellogg Co. At Kellogg, he helped drive the purchase of Keebler Co., the largest acquisition in Kellogg’s history. He led the financing effort which included the largest bond offering to that date, $4.6 billion, in the history of the consumer-branded industry.

From 1996 to 1999, Webb was senior vice president and chief financial officer of Visteon, an $18 billion automotive components business with major production facilities in 30 countries.

Webb began his career at Ford Motor Co. in 1977, holding increasingly responsible financial and managerial positions internationally for more than 22 years. He earned a Bachelor of Science degree and Master of Business Administration in finance from George Mason University. He received the National Distinguished Service Award from the Boy Scouts of America.

THOMAS J. WEBB

EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

THOMAS J. WEBB

12/15/09